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                                                                  EXHIBIT NO. 24


                                POWER OF ATTORNEY


         Each of the undersigned directors and/or officers of Scott's Liquid Gold-Inc. (the "Company") hereby authorizes Mark E. Goldstein, Carolyn J. Anderson, Jeffrey R. Hinkle and Jeffry B. Johnson, and each of them, as their true and lawful attorneys-in-fact and agents (1) to sign in the name of the undersigned and file with the Securities and Exchange Commission the Company's annual report on Form 10-K, for the fiscal year ended December 31, 2000, and any amendments to such annual report; and (2) to take any and all actions necessary or required in connection with such annual report to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

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SIGNATURE                             TITLE                                 DATE
---------                             -----                                 ----
/s/  MARK E. GOLDSTEIN                Director, President and               03/30/01
------------------------------        Chief Executive Officer
Mark E. Goldstein


/s/  CAROLYN J. ANDERSON              Director, Executive Vice President     03/30/01
------------------------------        Chief Operating Officer and
Carolyn J. Anderson                   Corporate Secretary



/s/  JEFFREY R. HINKLE                Director, Vice President-              03/30/01
------------------------------        Marketing
Jeffrey R. Hinkle


/s/ JEFFRY B. JOHNSON                Director, Chief Financial Officer      03/30/01
------------------------------        and Treasurer
Jeffry B. Johnson


/s/  DENNIS H. FIELD                  Director                               03/30/01
------------------------------
Dennis H. Field


/s/  JAMES F. KEANE                   Director                                03/30/01
------------------------------
James F. Keane


/s/ CARL A. BELLINI                   Director                                03/30/01
------------------------------
Carl A. Bellini

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